Exhibit 10.58

FAMILY LIFE CORPORATION

AMENDMENT NO. 3

TO

9% SUBORDINATED SENIOR NOTE DATED JULY 30, 1993

This Amendment No. 3 (this “Third Amendment”) dated as of March 9, 2006, is entered into by and between Family Life Corporation (the “Company”), and Investors Life Insurance Company of North America (the “Payee”). Capitalized terms used but not defined herein shall have the meaning set forth in the Subordinated Senior Note (as hereinafter defined).

RECITALS

WHEREAS, the Company and the Payee entered into that certain Subordinated Senior Note dated July 30, 1993 in the original principal amount of $30,000,000 (the “Subordinated Senior Note”);

WHEREAS, the parties amended the Subordinated Senior Note pursuant to Amendment No. 1 dated effective as of June 12, 1996;

WHEREAS, the parties amended the Subordinated Senior Note pursuant to Amendment No. 2 dated effective as of March 18, 2004;

WHEREAS, the Payee is an indirect wholly-owned subsidiary of Financial Industries Corporation (“FIC”), and the Company is a direct wholly-owned subsidiary of FIC; and

WHEREAS, the Company and the Payee desire to further amend the Subordinated Senior Note to continue the moratorium on principal payments for 12 additional months.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

A.	The Subordinated Senior Note is hereby further amended as follows:

1.           The Payment Schedule contained in Amendment No. 2 to the Subordinated Senior Note is hereby revised in its entirety to read as set forth on Exhibit A attached hereto.

B.           Except as expressly amended by Amendment No. 1, Amendment No. 2 and this Third Amendment, the Subordinated Senior Note shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Subordinated Senior Note are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Subordinated Senior Note.

C.           For the convenience of the parties, this Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signatures Follow on Next Page

IN WITNESS WHEREOF, the parties have executed this Third Amendment on this 9th day of March, 2006.

COMPANY:

FAMILY LIFE CORPORATION

By:
Name:
Title:

PAYEE:

INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA

By:
Name:
Title:

Exhibit A

Revised Payment Schedule

Date of Payment	Principal Amount Paid	Unpaid Principal Balance Outstanding

6/12/1996		$30,000,000
12/12/1996	$163,540	$29,836,460
3/12/1997	$163,540	$29,672,920
6/12/1997	$163,540	$29,509,380
9/12/1997	$163,540	$29,345,840
12/12/1997	$163,540	$29,182,300
3/12/1998	$163,540	$29,018,760
6/12/1998	$163,540	$28,855,220
9/12/1998	$163,540	$28,691,680
12/12/1998	$163,540	$28,528,140
3/12/1999	$163,540	$28,364,600
6/12/1999	$163,540	$28,201,060
9/12/1999	$163,540	$28,037,520
12/12/1999	$163,540	$27,873,980
3/12/2000	$163,540	$27,710,440
6/12/2000	$163,540	$27,546,900
9/12/2000	$163,540	$27,383,360
12/12/2000	$163,540	$27,219,820
3/12/2001	$163,540	$27,056,280
6/12/2001	$163,540	$26,892,740
9/12/2001	$163,540	$26,729,200
12/12/2001	$1,336,458	$25,392,742
3/12/2002	$1,336,458	$24,056,284
6/12/2002	$1,336,458	$22,719,826
9/12/2002	$1,336,458	$21,383,368
12/12/2002	$1,336,458	$20,046,910
3/12/2003	$1,336,458	$18,710,452
6/12/2003	$1,336,458	$17,373,994
9/12/2003	$1,336,458	$16,037,536
12/12/2003	$1,336,458	$14,701,078
3/12/2004	$1,336,458	$13,364,620
6/12/2004	$0	$13,364,620
9/12/2004	$0	$13,364,620
12/12/2004	$0	$13,364,620
3/12/2005	$0	$13,364,620
6/12/2005	$0	$13,364,620
9/12/2005	$0	$13,364,620
12/12/2005	$0	$13,364,620
3/12/2006	$0	$13,364,620
6/12/2006	$0	$13,364,620

9/12/2006	$0	$13,364,620
12/12/2006	$0	$13,364,620
3/12/2007	$1,336,458	$12,028,162
6/12/2007	$1,336,458	$10,691,704
9/12/2007	$1,336,458	$9,355,246
12/12/2007	$1,336,458	$8,018,788
3/12/2008	$1,336,458	$6,682,330
6/12/2008	$1,336,458	$5,345,872
9/12/2008	$1,336,458	$4,009,414
12/12/2008	$1,336,458	$2,672,956
3/12/2009	$1,336,458	$1,336,498
6/12/2009	$1,336,498	$0